Exhibit 99.1

Certain Information to Be Provided to Prospective Debt Financing Sources

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements have been derived by applying pro forma adjustments to our historical consolidated financial statements included elsewhere in this offering memorandum. The unaudited pro forma consolidated statements of comprehensive income give effect to the Transactions as if they had occurred on January 1, 2011. The unaudited pro forma consolidated balance sheet gives effect to the Transactions as if they had occurred on March 31, 2012. The unaudited pro forma consolidated statement of comprehensive income for the twelve months ended March 31, 2012 has been derived by taking the pro forma consolidated statement of comprehensive income for the year ended December 31, 2011, plus the pro forma consolidated condensed statement of comprehensive income for the three months ended March 31, 2012, less the pro forma condensed consolidated statement of comprehensive income for the three months ended March 31, 2011. The pro forma consolidated financial information for the twelve months ended March 31, 2012 has been included in this offering memorandum in order to provide investors with historical and pro forma information for the latest practicable twelve month period.

The unaudited pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances. The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only. The unaudited pro forma condensed consolidated financial statements do not purport to represent what our actual consolidated results of operations or the consolidated financial condition would have been had the Transactions actually occurred on the dates indicated, nor does it purport to project our results of operations or financial condition for any future period or as of any future date. The unaudited pro forma consolidated financial statements should be read in conjunction with the information contained in “Summary—Summary Historical and Unaudited Pro Forma Consolidated Financial and Other Data,” “The Transactions,” “Selected Historical Consolidated Financial Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the notes thereto included elsewhere in this offering memorandum. All pro forma adjustments and their underlying assumptions are described more fully in the notes to our unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma consolidated statements of operations give effect to adjustments that are (i) directly attributable to the Transactions, (ii) factually supportable and (iii) expected to have a continuing impact. The unaudited pro forma consolidated balance sheet gives effect to adjustments that are (i) directly attributable to the Transactions and (ii) factually supportable, regardless of whether they have a continuing impact or are non-recurring.

The Acquisition will be accounted for using the acquisition method of accounting. The pro forma information presented, including allocations of purchase price, is based on preliminary estimates of fair value of assets and liabilities, available information as of the date of this offering memorandum and management assumptions, and will be revised as additional information becomes available. The actual adjustments to our consolidated financial statements upon the closing of the Transactions will depend on a number of factors, including a final independent third-party valuation of assets and liabilities and the actual balance of our net assets on the Closing Date. Therefore, the actual adjustments will differ from the pro forma adjustments, and the differences may be material.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of March 31, 2012

(dollars in thousands)

	Historical	Adjustments		Pro Forma
Assets

Current assets:
Cash and cash equivalents	$16,976	$—	(1)	$16,976
Accounts receivable, net	121,657	—		121,657
Inventories, net	429,052	84,193	(2)	513,245
Prepaid expenses and other current assets	79,403	25,642	(2)	105,045

Total current assets	647,088	109,835		756,923
Property, plant and equipment, net	201,223	6,071	(2)	207,294
Goodwill	682,933	969,599	(2)	1,652,532
Trade names	132,793	250,567	(2)	383,360
Other intangible assets, net	44,548	27,485	(2)	72,033
Other assets, net	23,100	42,580	(2)(3)	65,680

Total assets	$1,731,685	$1,406,137		$3,137,822

Liabilities, Redeemable Common Securities and Stockholders’ Equity
Current liabilities:
Loans and notes payable	$176,939	$(57,939	)(2)(4)	$119,000
Accounts payable	84,654	—		84,654
Accrued expenses	104,416	(10,023	)(2)(4)	94,393
Income taxes payable	33,056	26,145	(2)	59,201
Current portion of long-term obligations	8,215	8,143	(2)(4)	16,358

Total current liabilities	407,280	(33,674)		373,606
Long-term obligations, excluding current portion	832,746	907,388	(2)(4)	1,740,134
Deferred income tax liabilities	101,082	10,149	(2)	111,231
Deferred rent and other long-term liabilities	21,961	(20,992	)(2)	969

Total liabilities	1,363,069	862,871		2,225,940
Redeemable common securities (including 1,210.49 common shares issued and outstanding at March 31, 2012 and 1,210.49 common shares issued and outstanding at December 31, 2011)	52,456	(52,456)		—
Commitments and contingencies
Stockholders’ equity:
Class A common stock ($0.01 par value, 19,051.31 shares issued and outstanding at March 31, 2012 and 19,051.31 shares issued and outstanding at December 31, 2011)	—	—		—
Class B common stock ($0.01 par value; convertible into Class A common stock, 11,918.71 shares issued and outstanding at March 31, 2012 and 11,918.71 shares issued and outstanding at December 31, 2011)	—	—		—
Additional paid-in capital	271,676	637,766	(5)	909,442
Retained earnings	50,761	(50,761	)(5)	—
Accumulated other comprehensive loss	(8,717)	8,717	(5)	—

Party City Holdings Inc. stockholders’ equity	313,720	595,722	(5)	909,442
Noncontrolling interests	2,440	—		2,440

Total stockholders’ equity	316,160	595,722		911,882

Total liabilities, redeemable common securities and stockholders’ equity	$1,731,685	$1,406,137		$3,137,822

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(1)	Represents the net effect of the Transactions on cash and cash equivalents based on the estimated sources and uses of cash for the Transactions as if they had occurred on March 31, 2012 as presented below (in millions):

Sources of funds		Uses of funds
Senior Credit Facilities:		Purchase of equity	$1,665.7
New Term Loan Facility	$1,050.0	Refinance existing debt	998.7
New ABL Facility	100.0	Rolled debt	25.5
Notes offered hereby	700.0	Transaction fees and expenses	95.0

Rolled debt	25.5
Equity contribution	909.4

Total sources of funds	$2,784.9	Total uses of funds	$2,784.9

The equity contribution of $909.4 million will be used with borrowings under our New Term Loan Facility and New ABL Facility, $1,050.0 million and $100.0 million, respectively, rolled debt of $25.5 million (of which $19.2 million was outstanding at March 31, 2012), and notes offered hereby of $700.0 million to fund the cash purchase consideration of $1,665.7 million, refinance the existing debt of $1,024.2 million (including rolled debt), and fund estimated transaction fees and expenses of $95.0 million. See “Use of Proceeds” for further detail.

(2)	Reflects the effect of acquisition method accounting based on preliminary allocation of the purchase price to identifiable assets acquired and liabilities assumed, based on preliminary valuations. The preliminary allocation is summarized as follows (in thousands):

Fair value of equity interests:
Cash paid to acquire Party City Holdings Inc. equity interests	$909,442
Fair value of noncontrolling interests	2,440

Subtotal	$911,882
Historical book value of net assets	368,616

Excess of fair value of equity interests over historical book value of net assets	$543,266

Allocated to:

Inventories, net	$84,193
Prepaid expenses and other current assets	25,642
Property, plant and equipment, net	6,071
Goodwill	969,599
Trade names	250,567
Other intangible assets, net	27,485
Other assets, net	42,580
Loans, notes payable and long-term obligations	(857,592)
Accrued expenses	10,023
Income taxes payable	(26,145)
Deferred income tax liabilities	(10,149)
Deferred rent and other long-term liabilities	20,992

Total adjustment	$543,266

(3)	Adjustments to Other assets, net represent costs attributable to the financing of the Transactions which are capitalized as debt financing costs, estimated to be $57.6 million, net of write-off of historical deferred financing costs of $15.0 million.

Transaction costs have been allocated between acquistion-related activities and financing costs based on current estimates. These estimates will be revised to reflect actual amounts at closing. Costs relating to the Acquisition are not capitalized, but are accounted for as period expenses. Of the total estimated $95.0 million of costs expected to be incurred in connection with the Transactions, approximately $27.0 million is expected to be attributed to the Acquisition. Such costs are not reflected in the pro forma statements of comprehensive income.

(4)	Adjustments reflect additional indebtedness issued in connection with the Transactions, partially offset by the repayment of existing debt and the corresponding accrued interest. See Note #1 above and “Use of Proceeds” for further detail.

(5)	Adjustments to equity reflect:

(i)	Equity contributions in the amount of $909.4, net of transaction costs of $27.0 million, which will be expensed, relating to the Acquisition; and

(ii)	Elimination of historical equity in the amount of $313.7 million.

Unaudited Pro Forma Condensed Consolidated Statement of Comprehensive Income

For the Year Ended December 31, 2011

(dollars in thousands)

	Historical	Adjustments		Pro Forma
Revenues:
Net sales	$1,852,869	$		$1,852,869
Royalties and franchise fees	19,106			19,106

Total revenues	1,871,975			1,871,975
Expenses:
Cost of sales (1)	1,118,973		162	1,119,135
Selling expenses	57,905			57,905
Retail operating expenses	325,332			325,332
Franchise expenses (2)	13,685		2,249	15,934
General and administrative expenses (3)	138,074		(1,064)	137,010
Art and development costs	16,636			16,636

Total expenses	1,670,605		1,347	1,671,952

Income (loss) from operations	201,370		(1,347)	200,023
Interest expense, net (4)	77,743		68,099	145,842
Other expense, net	1,476			1,476

Income/(loss) before income taxes and equity income	122,151		(69,446)	52,705
Income tax expense (benefit) (5)	45,741		(26,005)	19,736

Net income (loss)	76,410		(43,441)	32,969
Less net income attributable to noncontrolling interest	135			135

Net income (loss) attributable to Party City Holdings Inc.	$76,275		$(43,441)	$32,834

Other comprehensive (loss) income, net of tax:
Foreign currency adjustments	(7,404)		—	(7,404)
Impact of cash flow hedges, net	1,795		—	1,795

Other comprehensive (loss) income, net	(5,609)		—	(5,609)

Comprehensive income	70,801		(43,441)	27,360
Less: comprehensive (loss) income attributable to noncontrolling interest	(35)		—	(35)

Comprehensive income attributable to Party City Holdings Inc.	$70,836		$(43,441)	$27,395

Unaudited Pro Forma Condensed Consolidated Statement of Comprehensive Income

For the Three Months Ended March 31, 2012

(dollars in thousands)

	Historical	Adjustments		Pro Forma
Revenues:
Net sales	$379,281	$		$379,281
Royalties and franchise fees	3,796			3,796

Total revenues	383,077			383,077
Expenses:
Cost of sales (1)	236,624		41	236,665
Selling expenses	13,628			13,628
Retail operating expenses	70,617			70,617
Franchise expenses (2)	2,727		562	3,289
General and administrative expenses (3)	33,780		(151)	33,629
Art and development costs	4,544			4,544

Total expenses	361,920		452	362,372

Income (loss) from operations	21,157		(452)	20,705
Interest expense, net (4)	18,102		17,972	36,074
Other (income) expense, net	(237)			(237)

Income/(loss) before income taxes and equity income	3,292		(18,424)	(15,132)
Income tax expense (benefit) (5)	1,208		(6,762)	(5,554)

Net income (loss)	2,084		(11,662)	(9,578)
Less: net income attributable to noncontrolling interests	40			40

Net income (loss) attributable to Party City Holdings Inc.	$2,044		$(11,662)	$(9,618)

Other comprehensive (loss) income, net of tax:
Foreign currency adjustments	3,266		—	3,266
Impact of cash flow hedges, net	(506)		—	(506)

Other comprehensive (loss) income, net	2,760		—	2,760

Comprehensive income	4,844		(11,662)	(6,818)
Less: comprehensive (loss) income attributable to noncontrolling interest	163		—	163

Comprehensive income attributable to Party City Holdings Inc.	$4,681		$(11,662)	$(6,981)

Unaudited Pro Forma Condensed Consolidated Statement of Comprehensive Income

For the Three Months Ended March 31, 2011

(dollars in thousands)

	Historical	Adjustments		Pro Forma
Revenues:
Net sales	$352,501	$		$352,501
Royalties and franchise fees	3,681			3,681

Total revenues	356,182			356,182
Expenses:
Cost of sales (1)	225,014		41	225,055
Selling expenses	13,852			13,852
Retail operating expenses	61,848			61,848
Franchise expenses (2)	3,365		562	3,927
General and administrative expenses (3)	31,545		(66)	31,479
Art and development costs	3,950			3,950

Total expenses	339,574		537	340,111

Income (loss) from operations	16,608		(537)	16,071
Interest expense, net (4)	20,368		16,257	36,625
Other (income) expense, net	62			62

Income/(loss) before income taxes and equity income	(3,822)		(16,794)	(20,616)
Income tax expenses (benefit) (5)	(1,330)		(5,844)	(7,174)

Net income (loss)	(2,492)		(10,950)	(13,442)
Less: net income attributable to noncontrolling interests	71			71

Net loss attributable to Party City Holdings Inc.	$(2,563)		$(10,950)	$(13,513)

Other comprehensive (loss) income, net of tax:
Foreign currency adjustments	3,794		—	3,794
Impact of cash flow hedges, net	508		—	508

Other comprehensive (loss) income, net	4,302		—	4,302

Comprehensive income	1,810		(10,950)	(9,140)
Less: comprehensive (loss) income attributable to noncontrolling interest	71		—	71

Comprehensive income attributable to Party City Holdings Inc.	$1,739		$(10,950)	$(9,211)

Unaudited Pro Forma Condensed Consolidated Statement of Comprehensive Income

For the Twelve Months Ended March 31, 2012

(dollars in thousands)

	Historical	Adjustments		Pro Forma
Revenues:
Net sales	$1,879,649	$		$1,879,649
Royalties and franchise fees	19,221			19,221

Total revenues	1,898,870			1,898,870
Expenses:
Cost of sales (1)	1,130,583		162	1,130,745
Selling expenses	57,681			57,681
Retail operating expenses	334,101			334,101
Franchise expenses (2)	13,047		2,249	15,296
General and administrative expenses (3)	140,309		(1,149)	139,160
Art and development costs	17,230			17,230

Total expenses	1,692,951		1,262	1,694,213

Income (loss) from operations	205,919		(1,262)	204,657
Interest expense, net (4)	75,477		69,814	145,291
Other (income) expense, net	1,177			1,177

Income/(loss) before income taxes and equity income	129,265		(71,076)	58,189
Income tax expense (benefit) (5)	48,279		(26,922)	21,357

Net income (loss)	80,986		(44,154)	36,832
Less net income attributable to noncontrolling interest	104			104

Net income (loss) attributable to Party City Holdings Inc.	$80,882		$(44,154)	36,728

Other comprehensive (loss) income, net of tax:
Foreign currency adjustments	(7,932)		—	(7,932)
Impact of cash flow hedges, net	781		—	781

Other comprehensive (loss) income, net	(7,151)		—	(7,151)

Comprehensive income	73,835		(44,154)	29,681
Less: comprehensive (loss) income attributable to noncontrolling interest	57		—	57

Comprehensive income attributable to Party City Holdings Inc.	$73,778		$(44,154)	$29,624

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(1)	Represents depreciation on an adjustment to the values of manufacturing and distribution assets.

The pro forma income statement does not reflect amortization expense of $71.5 million, $35.6 million and $35.9 million during the twelve months ended December 31, 2011, the three months ended March 31, 2011 and the twelve months ended March 31, 2012, respectively, related to the fair value adjustment recorded to inventory. As inventory turns approximately every seven months, this adjustment is non-recurring and has not been reflected in the pro forma adjustments.

(2)	Reflects a change in amortization expense resulting from the preliminary estimated fair value assigned to amortizable intangible assets.

(3)	Primarily represents the elimination of expense related to equity-based compensation awards, which will be paid out at closing.

(4)	Reflects interest expense related to the new Senior Credit Facilities and notes offered hereby, net of interest expense related to our Existing ABL Facility and Existing Term Loan Facility, which will be terminated prior to or concurrently with the consummation of the Transactions, and net of interest expense related to the 2014 Notes, all of which will either be tendered or redeemed in conjunction with the Transactions. Also reflects amortization of deferred financing costs related to the new Senior Credit Facilities and notes offered hereby, net of amortization of deferred financing costs related to the Existing ABL Facility, Existing Term Loan Facility and 2014 Notes.

Pro forma interest expense for the New ABL Facility was based upon estimated borrowings on the Closing Date. Pro forma interest expense assumes a weighted average interest rate on the Senior Credit Facilities and notes offered hereby of 7.3%. Additionally, pro forma interest expense assumes amortization of expense on the estimated $57.6 million of deferred financing costs associated with our new borrowings, utilizing a weighted average maturity of 7 years. A 0.125% change in the interest rates for the Senior Credit Facilities and notes offered hereby would increase (or decrease) pro forma annual interest expense by approximately $2.3 million.

(5)	Reflects the estimated tax effects of pro forma adjustments resulting from the Transactions.